Prospectus Supplement	June 28, 2021

Putnam Multi-Asset Absolute Return Fund
Prospectus dated February 28, 2021

Effective July 1, 2021, the information in the sub-section Annual fund operating expenses in the section Fund summary is replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses
Class A	0.40%	0.25%	0.25%	0.04%	0.94%
Class B	0.40%	1.00%	0.25%	0.04%	1.69%
Class C	0.40%	1.00%	0.25%	0.04%	1.69%
Class P	0.40%	0.00%	0.10%	0.04%	0.54%
Class R	0.40%	0.50%	0.25%	0.04%	1.19%
Class R6	0.40%	0.00%	0.14%	0.04%	0.58%
Class Y	0.40%	0.00%	0.25%	0.04%	0.69%

*Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$665	$857	$1,065	$1,663
Class B	$672	$833	$1,118	$1,799
Class B (no redemption)	$172	$533	$918	$1,799
Class C	$272	$533	$918	$1,799
Class C (no redemption)	$172	$533	$918	$1,799
Class P	$55	$173	$302	$677
Class R	$121	$378	$654	$1,443
Class R6	$59	$186	$324	$726
Class Y	$70	$221	$384	$859

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Effective June 30, 2021, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen, Co-Chief Investment Officer, Global Asset Allocation, portfolio manager of the fund since 2008
Brett Goldstein, Co-Chief Investment Officer, Global Asset Allocation, portfolio manager of the fund since 2019
Adrian Chan, Portfolio Manager, portfolio manager of the fund since 2021
James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008
Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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Effective June 30, 2021, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Robert Schoen	2008	Putnam Management 1997 - Present	Co-Chief Investment Officer, Global Asset Allocation; Previously, Co-Head of Global Asset Allocation
Brett Goldstein	2019	Putnam Management 2010 - Present	Co-Chief Investment Officer, Global Asset Allocation; Previously, Portfolio Manager and Analyst
Adrian Chan	2021	Putnam Management 2008 - Present	Portfolio Manager
James Fetch	2008	Putnam Management 1994 - Present	Co-Head of Global Asset Allocation
Jason Vaillancourt	2008	Putnam Management 1999 - Present	Co-Head of Global Asset Allocation

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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Statement of Additional Information Supplement	June 28, 2021

Putnam Multi-Asset Absolute Return Fund
Statement of Additional Information dated February 28, 2021

Effective July 1, 2021, the sub-section Fund-specific expense limitation in the CHARGES AND EXPENSES section is replaced in its entirety with the following:

Fund-specific expense limitation. Prior to July 1, 2021, Putnam Management had contractually agreed to waive fees and/or reimburse expenses of the fund to the extent that the total annual fund operating expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees. Effective July 1, 2021, this fund-specific expense limitation was terminated. Please see “Management – The Management Contract – General expense limitation” in Part II of this SAI for a description of other expense limitations that may apply to the fund.

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Effective June 30, 2021, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Robert Schoen, Brett Goldstein, Adrian Chan, James Fetch and Jason Vaillancourt. These sub-sections are also supplemented solely with regard to Mr. Chan as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of May 31, 2021. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Adrian Chan	0	$0	0	$0	4	$25,600,000

Ownership of securities

The dollar range of shares of the fund owned by Mr. Chan as of May 31, 2021, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $0.

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